The Dreyfus Premier
      Third Century
      Fund, Inc.



      ANNUAL REPORT May 31, 2002

YOU, YOUR ADVISOR, AND DREYFUS A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            16   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                            30   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            The Dreyfus Premier

                                                       Third Century Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for The Dreyfus Premier Third Century Fund, Inc., covering the 12-month period from June 1, 2001 through May 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including commentary from the fund's investment adviser, The Dreyfus Corporation.

The U.S. economy has recently begun to show signs of renewed growth, and investors appear to be taking a fresh look at the opportunities an economic rebound could create. In particular, following two generally tumultuous years for equities, some investors are turning their attention to the long-term appreciation potential of stocks. After all, stocks historically have produced higher returns than bonds or money market funds. For investors with a long-term perspective and appropriate attitudes toward risk, stocks may provide considerable potential for pursuing growth over time.

Indeed, the benefits of equity investing become obvious when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the opportunities or worried about the challenges presented for growth or income under current market conditions, we encourage you to consider your long-term goals first. As always, we urge you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 17, 2002




DISCUSSION OF FUND PERFORMANCE

The Dreyfus Corporation, Investment Adviser

How did The Dreyfus Premier Third Century Fund, Inc. perform relative to its benchmark?

For the 12-month period ended May 31, 2002, the fund produced a total return of -21.95% for Class A shares, -22.55% for Class B shares, -22.70% for Class C shares, -21.73% for Class R shares, -22.58% for Class T shares and -21.92% for Class Z shares.(1) In comparison, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -13.84% for the same period.(2)

We attribute the fund's absolute performance to a weak economy and the fund's overweighted position in technology relative to its benchmark. In addition, the fund's media-related holdings hurt its performance.

As of May 22, 2002, L. Emerson Tuttle was named as the fund's primary portfolio manager.

What is the fund's investment approach?

The fund seeks to provide capital growth, with current income as a secondary objective. The fund looks for growth-oriented companies that generally exhibit three characteristics: improving profitability measurements, a pattern of consistent earnings and reasonable prices.

To pursue these goals, the fund invests primarily in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was already in the throes of an economic slowdown. The events of September 11 and resulting concerns about terrorism, both in the U.S. and abroad,

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

pushed the U.S. economy into a recession. Stocks generally suffered in this environment, but certain industry groups were particularly hard-hit. The fund's media-related holdings in AOL TimeWarner, Comcast, Clear Channel Communications and Liberty Media were hurt by a slowdown in advertising spending. The technology sector suffered as well, with stocks such as Microsoft, a top-ten fund holding as of the end of the reporting period, down approximately 25% for the reporting period. The fund's technology holdings had an even greater impact on its performance, relative to that of the S&P 500 Index, because of the fund's relatively heavy exposure to the technology sector.

The fund benefited from its holdings in the health care sector, a traditionally defensive area. Caremark Rx, a prescription services company that provides comprehensive drug benefit services, rose 18% during the reporting period and accounted for approximately 1% of the fund's portfolio at the reporting period's end. The fund' s consumer services holdings, such as Wendy's, also boosted its returns.

What is the fund's current strategy?

As of the end of the reporting period, we have made several changes to the fund that are designed to take advantage of what we believe are good investment opportunities in the marketplace. We have reduced the fund's exposure to certain industry groups, choosing instead to invest in other areas that previously have had less representation in the fund's portfolio. For example, we have modestly reduced the fund's financial services holdings, and we have begun to invest in a few utilities and industrial stocks.

In other cases, we have maintained the same overall level of exposure to certain industry groups, but are investing in other segments within those groups. For example, we have maintained the fund's sizeable technology position, but we have shifted away from the consumer-oriented stocks within this group in favor of information technology security companies. As always, we plan to monitor the portfolio closely, and we are prepared to make changes as market conditions evolve.


Can you give us an update on the fund's socially responsible investing activities?

We' d like to take this opportunity to update shareholders on a socially responsible goal that we have been working on for some time now: the elimination of mercury in the environment. Mercury is a potent neurotoxin that can affect the brain, spinal cord, kidneys and liver. Mercury poisoning is most often contracted through the breakage of household mercury fever thermometers. These types of thermometers have a small glass tube that contains liquid mercury, and when broken, the mercury can evaporate and create a risk of exposure to mercury vapors in indoor air.

Working together with several public health coalitions, we are pleased to report that as of the end of the reporting period, 71% of the country's pharmacy chains have stopped selling mercury fever thermometers, including several of the fund's holdings. What' s more, eight states and several major cities have banned or restricted their sale or use, and nearly 700 hospitals and clinics have voluntarily agreed to phase out mercury pollution from their waste streams by 2005. We believe these efforts signal a major step forward for the growing movement within the health care industry to stop mercury pollution at its source.

For more information or to find out if there is a hazardous waste collection site in your neighborhood for disposing of your mercury thermometer, call the EPA's hotline, 1-800-CLEANUP.

June 17, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CLASS Z SHARES ARE NOT OFFERED TO NEW INVESTORS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Premier Third Century Fund, Inc. Class Z shares and the Standard & Poor's 500 Composite Stock Price Index

((+)) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERZFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS Z SHARES OF THE DREYFUS PREMIER THIRD CENTURY FUND, INC. ON 5/31/92 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS Z SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF CLASS Z SHARES. THE DREYFUS PREMIER THIRD CENTURY FUND, INC. PRIMARILY SEEKS CAPITAL GROWTH THROUGH INVESTMENT IN COMMON STOCKS OF COMPANIES THAT THE FUND'S MANAGEMENT BELIEVES NOT ONLY MEET TRADITIONAL INVESTMENT STANDARDS, BUT ALSO SHOW EVIDENCE THAT THEY CONDUCT THEIR BUSINESS IN A MANNER THAT CONTRIBUTES TO THE ENHANCEMENT OF THE QUALITY OF LIFE IN AMERICA. CURRENT INCOME IS A SECONDARY GOAL. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL U.S. STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND IS NOT SUBJECT TO THE SAME SOCIALLY RESPONSIBLE INVESTMENT CRITERIA AS THE DREYFUS PREMIER THIRD CENTURY FUND, INC. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 5/31/02

                                                       Inception                                                          From
                                                         Date              1 Year          5 Years        10 Years      Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS Z SHARES                                                            (21.92)%          3.11%           9.12%

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                       8/31/99           (26.41)%            --             --          (13.19)%
WITHOUT SALES CHARGE                                    8/31/99           (21.95)%            --             --          (11.31)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                 8/31/99           (25.62)%            --             --          (12.83)%

WITHOUT REDEMPTION                                      8/31/99           (22.55)%            --             --          (12.01)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))              8/31/99           (23.46)%            --             --          (12.03)%
WITHOUT REDEMPTION                                      8/31/99           (22.70)%            --             --          (12.03)%

CLASS R SHARES                                          8/31/99           (21.73)%            --             --          (11.03)%

CLASS T SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                        8/31/99           (26.03)%            --             --          (13.35)%
WITHOUT SALES CHARGE                                    8/31/99           (22.58)%            --             --          (11.88)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT  DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

May 31, 2002


COMMON STOCKS--96.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.6%

Equifax                                                                                         458,000               12,654,540

Paychex                                                                                         230,000                7,969,500

                                                                                                                      20,624,040

CONSUMER DURABLES--1.1%

Centex                                                                                          168,000                9,030,000

CONSUMER NON-DURABLES--9.2%

Coca-Cola                                                                                       560,000               31,113,600

Colgate-Palmolive                                                                               414,000               22,438,800

Jones Apparel Group                                                                             250,000  (a)           9,965,000

PepsiCo                                                                                         184,000                9,564,320

                                                                                                                      73,081,720

CONSUMER SERVICES--4.2%

Clear Channel Communications                                                                    318,000  (a)          16,927,140

Darden Restaurants                                                                              340,500                8,556,765

Univision Communications, Cl. A                                                                 200,000  (a)           8,000,000

                                                                                                                      33,483,905

ELECTRONIC TECHNOLOGY--12.8%

Altera                                                                                          195,000  (a)           3,515,850

Analog Devices                                                                                  222,000  (a)           8,129,640

Applied Materials                                                                               485,200  (a)          10,761,736

Brocade Communications Systems                                                                  280,000  (a)           5,502,000

Cisco Systems                                                                                   585,900  (a)           9,245,502

Intel                                                                                           580,000               16,019,600

International Business Machines                                                                 157,700               12,686,965

Linear Technology                                                                               217,600                8,105,600

National Semiconductor                                                                          265,000  (a)           8,135,500

QUALCOMM                                                                                        163,000  (a)           5,157,320

Sun Microsystems                                                                                510,000  (a)           3,513,900

Texas Instruments                                                                               272,000                7,798,240

VERITAS Software                                                                                150,000  (a)           3,400,500

                                                                                                                     101,972,353

ENERGY MINERALS--4.1%

Royal Dutch Petroleum (New York Shares), ADR                                                    594,300               32,686,500

FINANCE--22.4%

American International Group                                                                    199,493               13,360,046

Bank of America                                                                                 345,000               26,154,450


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Capital One Financial                                                                           144,000                8,991,360

Citigroup                                                                                       467,400               20,182,332

Fannie Mae                                                                                      331,900               26,555,319

Fifth Third Bancorp                                                                             134,000                8,732,780

MBNA                                                                                            233,000                8,436,930

Marsh & McLennan Cos.                                                                           123,300               12,440,970

Merrill Lynch                                                                                   182,000                7,409,220

SLM                                                                                              93,000                8,972,640

State Street                                                                                    247,600               11,503,496

Stilwell Financial                                                                              388,000                8,380,800

Wells Fargo                                                                                     340,000               17,816,000

                                                                                                                     178,936,343

HEALTH SERVICES--3.6%

Cardinal Health                                                                                 131,000                8,706,260

Caremark Rx                                                                                     731,000  (a)          14,137,540

Tenet Healthcare                                                                                 76,000  (a)           5,662,000

                                                                                                                      28,505,800

HEALTH TECHNOLOGY--11.3%

Baxter International                                                                            428,000               22,983,600

Johnson & Johnson                                                                               435,000               26,687,250

Pfizer                                                                                          914,800               31,652,080

St. Jude Medical                                                                                106,000  (a)           8,946,400

                                                                                                                      90,269,330

INDUSTRIAL SERVICES--2.1%

Rowan Cos.                                                                                      416,000               10,691,200

Weatherford International                                                                       118,000  (a)           5,941,300

                                                                                                                      16,632,500

NON-ENERGY MINERALS--1.1%

Alcoa                                                                                           255,000                8,919,900

PROCESS INDUSTRIES--2.4%

Ecolab                                                                                          235,000               11,204,800

Praxair                                                                                         150,000                8,400,000

                                                                                                                      19,604,800

PRODUCER MANUFACTURING--3.8%

Emerson Electric                                                                                140,000                8,099,000

Illinois Tool Works                                                                             112,000                7,955,360

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Tyco International                                                                              642,000               14,091,900

                                                                                                                      30,146,260

RETAIL TRADE--8.2%

Best Buy                                                                                        331,500  (a)          15,315,300

Home Depot                                                                                      525,400               21,903,926

Target                                                                                          190,000                7,875,500

Wal-Mart Stores                                                                                 370,000               20,017,000

                                                                                                                      65,111,726

TECHNOLOGY SERVICES--5.5%

Computer Sciences                                                                               175,600  (a)           8,318,172

First Data                                                                                      167,000               13,226,400

Microsoft                                                                                       433,000  (a)          22,044,030

                                                                                                                      43,588,602

UTILITIES--2.5%

Pinnacle West Capital                                                                            96,000                3,850,560

SBC Communications                                                                              344,000               11,795,760

Sprint (PCS Group)                                                                              435,000  (a)           4,541,400

                                                                                                                      20,187,720

TOTAL COMMON STOCKS

   (cost $700,610,033)                                                                                               772,781,499
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.4%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   1.65%, 6/18/2002                                                                             100,000                  100,000

U.S. TREASURY BILLS--3.4%

   1.62%, 6/6/2002                                                                            5,395,000                5,394,245

   1.63%, 6/13/2002                                                                          21,251,000               21,241,224

                                                                                                                      26,635,469

TOTAL SHORT-TERM INVESTMENTS

   (cost $26,733,242)                                                                                                 26,735,469
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $727,343,275)                                                             100.3%             799,516,968
LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.3%)             (2,369,188)

NET ASSETS                                                                                        100.0%             797,147,780

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           727,343,275   799,516,968

Cash                                                                    264,647

Receivable for investment securities sold                            14,687,857

Dividends and interest receivable                                       935,084

Receivable for shares of Common Stock subscribed                        525,773

Prepaid expenses                                                         33,213

                                                                    815,963,542
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           645,928

Payable for investment securities purchased                          17,616,606

Payable for shares of Common Stock redeemed                             312,459

Loan commitment fees payable--Note 2                                      1,067

Accrued expenses                                                        239,702

                                                                     18,815,762
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      797,147,780
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     898,579,020

Accumulated net realized gain (loss) on investments                (173,604,933)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      72,173,693
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      797,147,780


NET ASSET VALUE PER SHARE

                                      Class A         Class B         Class C          Class R        Class T          Class Z
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                     18,675,227      23,670,513       5,398,704       31,441,359        889,592      717,072,385

Shares Outstanding                  2,320,589       3,005,072         685,005        3,872,204        112,590       88,526,269
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                         8.05            7.88            7.88             8.12           7.90             8.10

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




STATEMENT OF OPERATIONS

Year Ended May 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $191,218 foreign taxes withheld at source)    7,393,185

Interest                                                               834,778

TOTAL INCOME                                                         8,227,963

EXPENSES:

Investment advisory fee--Note 3(a)                                   6,944,900

Shareholder servicing costs--Note 3(c)                               2,199,219

Distribution fees--Note 3(b)                                           248,955

Professional fees                                                       87,828

Registration fees                                                       82,014

Prospectus and shareholders' reports                                    74,279

Custodian fees--Note 3(c)                                               64,569

Loan commitment fees--Note 2                                            12,659

Directors' fees and expenses--Note 3(d)                                 12,140

Interest expense--Note 2                                                   216

Miscellaneous                                                           23,440

TOTAL EXPENSES                                                       9,750,219

INVESTMENT (LOSS)                                                   (1,522,256)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (140,273,887)

Net unrealized appreciation (depreciation) on investments          (98,306,321)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (238,580,208)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (240,102,464)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended May 31,
                                            ------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                              (1,522,256)          (4,576,889)

Net realized gain (loss) on investments      (140,273,887)          11,416,852

Net unrealized appreciation (depreciation)
   on investments                             (98,306,321)        (289,687,119)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (240,102,464)        (282,847,156)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --             (103,261)

Class B shares                                         --             (144,098)

Class C shares                                         --              (31,022)

Class R shares                                         --             (309,242)

Class T shares                                         --               (4,915)

Class Z shares                                         --           (7,478,089)

Net realized gain on investments:

Class A shares                                   (165,788)          (1,088,114)

Class B shares                                   (226,543)          (1,959,270)

Class C shares                                    (50,036)            (475,486)

Class R shares                                   (278,380)          (2,962,396)

Class T shares                                     (7,493)             (53,116)

Class Z shares                                 (6,883,770)         (78,800,354)

TOTAL DIVIDENDS                                (7,612,010)         (93,409,363)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 43,028,527           19,863,412

Class B shares                                  5,065,555           23,129,429

Class C shares                                  1,515,012            5,003,029

Class R shares                                  3,712,132            7,713,583

Class T shares                                  1,323,750              808,962

Class Z shares                                205,285,264          432,740,293

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                        Year Ended May 31,
                                            ------------------------------------

                                                     2002                 2001
-------------------------------------------------------- -----------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                    139,248              993,655

Class B shares                                    207,301            1,874,837

Class C shares                                     37,245              367,856

Class R shares                                    278,305            3,271,071

Class T shares                                      7,482               58,013

Class Z shares                                  6,668,487           83,279,570

Cost of shares redeemed:

Class A shares                                (40,835,722)          (4,589,550)

Class B shares                                 (5,353,087)          (4,864,455)

Class C shares                                 (1,510,835)          (1,260,815)

Class R shares                                 (3,416,454)          (3,630,414)

Class T shares                                 (1,172,660)             (64,696)

Class Z shares                               (305,240,903)        (447,345,417)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (90,261,353)         117,348,363

TOTAL INCREASE (DECREASE) IN NET ASSETS      (337,975,827)        (258,908,156)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,135,123,607        1,394,031,763

END OF PERIOD                                 797,147,780        1,135,123,607


                                                        Year Ended May 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(a)

Shares sold                                     4,964,570            1,615,815

Shares issued for dividends reinvested             15,878               80,917

Shares redeemed                                (4,776,015)            (368,784)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     204,433            1,327,948
--------------------------------------------------------------------------------

CLASS B(a)

Shares sold                                       565,835            1,795,954

Shares issued for dividends reinvested             24,049              154,054

Shares redeemed                                  (619,732)            (414,398)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (29,848)           1,535,610
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       173,114              376,931

Shares issued for dividends reinvested              4,316               30,202

Shares redeemed                                  (177,047)             (99,499)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         383              307,634
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       417,697              585,862

Shares issued for dividends reinvested             31,483              265,293

Shares redeemed                                  (387,065)            (301,523)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      62,115              549,632
--------------------------------------------------------------------------------

CLASS T

Shares sold                                       155,868               64,508

Shares issued for dividends reinvested                865                4,771

Shares redeemed                                  (141,220)              (5,157)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      15,513               64,122
--------------------------------------------------------------------------------

CLASS Z

Shares sold                                    22,707,686           33,133,067

Shares issued for dividends reinvested            755,201            6,754,222

Shares redeemed                               (33,823,712)         (34,622,883)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (10,360,825)           5,264,406

(a) DURING THE PERIOD ENDED MAY 31, 2002, 4,979 CLASS B SHARES REPRESENTING $42,145 WERE AUTOMATICALLY CONVERTED TO 4,889 CLASS A SHARES AND DURING THE PERIOD ENDED MAY 31, 2001, 13,538 CLASS B SHARES REPRESENTING $189,238 WERE AUTOMATICALLY CONVERTED TO 13,423 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (excluding portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                                  Year Ended May 31,
                                                                                ----------------------------------------------------

CLASS A SHARES                                                                         2002              2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.40             13.95            13.34

Investment Operations:

Investment income (loss)--net                                                          (.02)(b)          (.06)(b)          .20(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (2.26)            (2.57)            1.76

Total from Investment Operations                                                      (2.28)            (2.63)            1.96

Distributions:

Dividends from investment income--net                                                    --              (.08)              --

Dividends from net realized gain
   on investments                                                                      (.07)             (.84)           (1.35)

Total Distributions                                                                    (.07)             (.92)           (1.35)

Net asset value, end of period                                                         8.05             10.40            13.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(c)                                                                  (21.95)           (19.84)           14.90(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.12              1.18             1.02(d)

Ratio of net investment income (loss)
   to average net assets                                                               (.22)             (.51)            1.43(d)

Portfolio Turnover Rate                                                              103.52             82.54            60.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                18,675            22,004           10,999

(a) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(b) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(c) EXCLUSIVE OF SALES CHARGE.

(d) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                  Year Ended May 31,
                                                                                  --------------------------------------------------

CLASS B SHARES                                                                         2002             2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.26            13.88           13.34

Investment Operations:

Investment income (loss)--net                                                          (.09)(b)         (.16)(b)         .15(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (2.22)           (2.56)           1.74

Total from Investment Operations                                                      (2.31)           (2.72)           1.89

Distributions:

Dividends from investment income--net                                                    --             (.06)             --

Dividends from net realized gain
   on investments                                                                      (.07)            (.84)          (1.35)

Total Distributions                                                                    (.07)            (.90)          (1.35)

Net asset value, end of period                                                         7.88            10.26           13.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(c)                                                                  (22.55)          (20.58)          14.34(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.93             1.95            1.55(d)

Ratio of net investment income (loss)
   to average net assets                                                              (1.05)           (1.30)           1.07(d)

Portfolio Turnover Rate                                                              103.52            82.54           60.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                23,671           31,152          20,812

(a) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(b) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(c) EXCLUSIVE OF SALES CHARGE.

(d) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                   Year Ended May 31,
                                                                                 ---------------------------------------------------

CLASS C SHARES                                                                         2002             2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.28            13.88           13.34

Investment Operations:

Investment income (loss)--net                                                          (.10)(b)         (.16)(b)         .11(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (2.23)           (2.54)           1.78

Total from Investment Operations                                                      (2.33)           (2.70)           1.89

Distributions:

Dividends from investment income--net                                                    --             (.06)             --

Dividends from net realized gain
   on investments                                                                      (.07)            (.84)          (1.35)

Total Distributions                                                                    (.07)            (.90)          (1.35)

Net asset value, end of period                                                         7.88            10.28           13.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(c)                                                                  (22.70)          (20.48)          14.34(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.98             1.92            1.54(d)

Ratio of net investment income (loss)
   to average net assets                                                              (1.09)           (1.28)            .77(d)

Portfolio Turnover Rate                                                              103.52            82.54           60.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 5,399            7,037           5,234

(a) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(b) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(c) EXCLUSIVE OF SALES CHARGE.

(d) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                  Year Ended May 31,
                                                                                   -------------------------------------------------

CLASS R SHARES                                                                         2002             2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.46            14.00           13.34

Investment Operations:

Investment income (loss)--net                                                           .01(b)          (.03)(b)         .26(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (2.28)           (2.58)           1.75

Total from Investment Operations                                                      (2.27)           (2.61)           2.01

Distributions:

Dividends from investment income--net                                                    --             (.09)             --

Dividends from net realized gain
   on investments                                                                      (.07)            (.84)          (1.35)

Total Distributions                                                                    (.07)            (.93)          (1.35)

Net asset value, end of period                                                         8.12            10.46           14.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (21.73)          (19.64)          15.30(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                 .81              .84             .75(c)

Ratio of net investment income (loss)
   to average net assets                                                                .08             (.20)           1.69(c)

Portfolio Turnover Rate                                                              103.52            82.54           60.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                31,441           39,854          45,641

(a) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(b) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(c) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                  Year Ended May 31,
                                                                                   -------------------------------------------------

CLASS T SHARES                                                                         2002              2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  10.29             13.85            13.34

Investment Operations:

Investment income (loss)--net                                                          (.08)(b)          (.10)(b)          .20(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (2.24)            (2.54)            1.66

Total from Investment Operations                                                      (2.32)            (2.64)            1.86

Distributions:

Dividends from investment income--net                                                    --              (.08)              --

Dividends from net realized gain
   on investments                                                                      (.07)             (.84)           (1.35)

Total Distributions                                                                    (.07)             (.92)           (1.35)

Net asset value, end of period                                                         7.90             10.29            13.85
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(c)                                                                  (22.58)           (20.08)           14.14(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.78              1.48             1.21(d)

Ratio of net investment income (loss)
   to average net assets                                                               (.89)             (.82)            1.40(d)

Portfolio Turnover Rate                                                              103.52             82.54            60.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   890               998              456

(a) FROM AUGUST 31, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2000.

(b) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(c) EXCLUSIVE OF SALES CHARGE.

(d) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        Year Ended May 31,
                                                         ---------------------------------------------------------------------------

CLASS Z SHARES                                                2002            2001            2000(a)          1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         10.46           14.00           12.72            11.78        10.01

Investment Operations:

Investment income (loss)--net                                 (.01)(b)        (.04)(b)         .08(b)          (.01)         .01

Net realized and unrealized
   gain (loss) on investments                                (2.28)          (2.58)           2.55             2.29         2.68

Total from Investment Operations                             (2.29)          (2.62)           2.63             2.28         2.69

Distributions:

Dividends from investment
   income--net                                                  --            (.08)             --               --         (.02)

Dividends from net realized gain
   on investments                                             (.07)           (.84)          (1.35)           (1.34)        (.90)

Total Distributions                                           (.07)           (.92)          (1.35)           (1.34)        (.92)

Net asset value, end of period                                8.10           10.46           14.00            12.72        11.78
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            (21.92)         (19.69)          20.91            20.30        27.76
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                         1.02             .95             .96              .96          .97

Ratio of net investment income
   (loss) to average net assets                               (.14)           (.32)            .60             (.11)         .07

Portfolio Turnover Rate                                     103.52           82.54           60.20            75.88        70.41
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                             717,072       1,034,078       1,310,890        1,130,190      911,688

(a)  THE FUND CHANGED TO A SIX CLASS FUND ON AUGUST 31, 1999. THE EXISTING
     SHARES WERE REDESIGNATED CLASS Z SHARES.

(b)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

The Dreyfus Premier Third Century Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide capital growth, with current income as a secondary goal. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On May 22, 2002, the fund's Board and Dreyfus notified NCM Capital Management Group, Inc. ("NCM") of the termination of the Sub-Investment Advisory Agreement between Dreyfus and NCM, with respect to the fund, pursuant to the terms of the Agreement. Effective immediately, Dreyfus has assumed day-to-day portfolio management responsibility for the fund.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T and 200 million shares of $.001 par value Common Stock of Class Z. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class Z shares are not available for new accounts and bear a service fee. Class A shares and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge
(" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,173 during the period ended May 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $139,788,117 and unrealized appreciation $65,085,984. In addition, the fund had $26,729,107 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to May 31, 2002. If not applied, $139,788,117 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2002 and May 31, 2001, respectively, were as follows: ordinary income $0 and $8,070,627 and long-term capital gains $7,612,010 and $85,338,736.

During the period ended May 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,522,256, increased accumulated net realized gain (loss) on investments by $156,268 and decreased paid-in capital by $1,678,524. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.


The average daily amount of borrowings outstanding during the period ended May 31, 2002 was approximately $9,900, with a related weighted average annualized interest rate of 2.19%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to the Investment Advisory Agreement ("Agreement") with
Dreyfus, the investment advisory fee is computed at an annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the average daily net assets of Class Z, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. During the period ended May 31, 2002, there was no expense reimbursement pursuant to the Agreement.

The Distributor retained $104,575 during the period ended May 31, 2002 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended May 31, 2002, Class B, Class C and Class T shares were charged $201,363, $45,266 and $2,326, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2002, Class A, Class B, Class C and Class T shares were charged $53,226, $67,121, $15,089, and $2,326, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class Z for certain allocated expenses with respect to services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2002, Class Z shares were charged $651,218 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $357,543 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2002, the fund was charged $64,569 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group" ). Each
Board member, who is not an "affiliated person" as defined in the Act, receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) During the period ended May 31, 2002, the fund incurred total brokerage commissions of $2,563,727, of which $19,456 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation, until January 31, 2002.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2002, amounted to $921,820,296 and $1,019,917,538, respectively.

At May 31, 2002, the cost of investments for federal income tax purposes was $734,430,984; accordingly, accumulated net unrealized appreciation on investments was $65,085,984, consisting of $104,374,231 gross unrealized appreciation and $39,288,247 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
The Dreyfus Premier Third Century Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Premier Third Century Fund, Inc., including the statement of investments, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of May 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Premier Third Century Fund, Inc. at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

July 9, 2002

                                                         Ernst & Young LLP


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.0731 per share as a long-term capital gain distribution paid on November 28, 2001.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*  The Muscular Dystrophy Association, Director

*  Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

Clifford L. Alexander (68)

Board Member (1981)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

*  Chairman of the Board of Moody's Corporation (October 2000-Present)

*  Chairman of the Board and Chief Executive Officer (October 1999-September
   2000) of The Dun and Bradstreet Corporation and Director (February 1993-September 1999)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wyeth (formely, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* IMS Health, a service provider of marketing information and information technology, Director

*  Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                                --------------

Lucy Wilson Benson (74)

Board Member (1980)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  Benson and Associates, consultants to business and government, President

*  The Citizens Network for Foreign Affairs, Vice Chairman

*  The International Executive Service Corps., Director

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*  A member of the council of foreign relations

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 189 portfolios) managed by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 203 portfolios) managed by Dreyfus. He is 56 years old, and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 203 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of Dreyfus, and an officer of 12 investment companies (comprised of 66 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since October 1990.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 203 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 203 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                             The Fund

NOTES

                                                           For More Information

                        The Dreyfus Premier Third Century Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

                     Printed on recycled paper.
                     50% post-consumer
                     Process chlorine free.
                     Vegetable-based ink.

Printed in U.S.A.

(c) 2002 Dreyfus Service Corporation                                  035AR0502